                                            Registration Statement No. 333-35685
                                                                       ---------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                            REGISTRATION STATEMENT

                                     Under
                          The Securities Act of 1933
                          Northern Trust Corporation
              (Exact name of issuer as specified in its charter)

       Delaware                                           36-2723087
(State of Incorporation)                       (IRS Employer Identification No.)
               50 South LaSalle Street, Chicago, Illinois 60675

               The Northern Trust Company Thrift-Incentive Plan
                              (Full Title of Plan)
                         Peter L. Rossiter, Executive Vice President,
                         General Counsel and Secretary
                         50 South LaSalle Street
                         Chicago, Illinois 60675
                    (Name and Address of Agent for Service)
                                (312) 630-6000

--------------------------------------------------------------------------------
        (Telephone number, including area codes, of agents for service)

                                  SIGNATURES

The Registrant

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing a post-effective amendment to Form S-8 and has duly caused this amendment to the registration statement filed September 16, 1997, Registration Statement No. 333-35685, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 27th day of October, 1997.

                                             NORTHERN TRUST CORPORATION
                                             By  /s/ Peter L. Rossiter
                                             -------------------------------
                                             Peter L. Rossiter
                                             Executive Vice President
                                             General Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of October, 1997.

Signature                                   Title

WILLIAM A. OSBORN*                          Chairman of the Board
--------------------------------            President, Chief Executive
William A. Osborn                           Officer and Director


BARRY G. HASTINGS*                          President, Chief Operating
--------------------------------            Officer and Director
Barry G. Hastings

PERRY R. PERO*                              Senior Executive Vice President
--------------------------------            and Chief Financial Officer
Perry R. Pero

HARRY W. SHORT*                             Senior Vice President
--------------------------------            and Controller
Harry W. Short

DUANE L. BURNHAM*                           Director
--------------------------------
Duane L. Burnham

DOLORES E. CROSS*                           Director
--------------------------------
Dolores E. Cross

SUSAN CROWN*                                Director
--------------------------------
Susan Crown

Signature                                             Title


ROBERT S. HAMADA*                                     Director
---------------------------
Robert S. Hamada

ROBERT A. HELMAN*                                     Director
---------------------------
Robert A. Helman

ARTHUR L. KELLY*                                      Director
---------------------------
Arthur L. Kelly

FREDERICK A. KREHBIEL*                                Director
---------------------------
Frederick A. Krehbiel

WILLIAM G. MITCHELL*                                  Director
---------------------------
William G. Mitchell

EDWARD J. MOONEY*                                     Director
---------------------------
Edward J. Mooney

HAROLD B. SMITH*                                      Director
---------------------------
Harold B. Smith

WILLIAM D. SMITHBURG*                                 Director
---------------------------
William D. Smithburg

BIDE L. THOMAS*                                       Director
---------------------------
Bide L. Thomas



     *Peter L. Rossiter, pursuant to powers of attorney duly executed by each of the above Directors of Northern Trust Corporation and filed with the Securities and Exchange Commission in Washington, D.C., hereby executes this amendment to the registration statement on behalf of each of the persons named above in the capacity set forth opposite his name.


     /s/ Peter L. Rossiter                              October 27, 1997
----------------------------------
         Peter L. Rossiter
        (Attorney-in-fact)

Post-effective Amendment No. 1 to The form S-8 Registration Statement. The Northern Trust Company Thrift-Incentive Plan, Registration Statement No. 333-35685, is filed solely in order to substitute the following opinion of counsel for the opinion contained in Exhibit 5 of the Registration Statement.

                                   THE PLAN



     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this amendment to the registration statement filed on September 16, 1997, Registration Statement No. 333-35685, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 27th day of October, 1997.


                                      THE NORTHERN TRUST COMPANY
                                      THRIFT-INCENTIVE PLAN

                                      By  /s/ William N. Setterstrom
                                      -----------------------------------------
                                      William N. Setterstrom
                                      Chairman, Employee Benefit Administrative
                                      Committee
                                      Senior Vice President,
                                      The Northern Trust Company